UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017

Bioverativ Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37859	81-3461310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K are slides to be presented by Bioverativ Inc. (“Bioverativ”) at the Bioverativ Investor Day to be held on January 6, 2017.  This presentation will be webcast live on January 6, 2017 at 10:00 a.m. ET.   To access this webcast, please visit www.biogen.com/investors.
Limitation on Incorporation by Reference. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Presentation slides from Bioverativ Investor Day dated January 6, 2017

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Bioverativ Inc.
By:    _/s/ John G. Cox____________________
John G. Cox
Chief Executive Officer
Date: January 5, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation slides from Bioverativ Investor Day dated January 6, 2017